Ivy Funds

Supplement dated June 30, 2020 to the

Ivy Funds Prospectus

dated October 31, 2019

as supplemented January 8, 2020, March 13, 2020, April 1, 2020, April 30, 2020, May 29, 2020 and June 19, 2020

Effective immediately, the following is inserted as a new section at the end of Appendix B: Intermediary Sales Charge Discounts and Waivers:

WAIVERS SPECIFIC TO STIFEL, NICOLAUS & COMPANY, INCORPORATED (“STIFEL”)

Effective July 1, 2020, shareholders purchasing Fund shares through a Stifel platform or brokerage account or who own shares for which Stifel or an affiliate is the broker-dealer of record are eligible for the following additional sales charge waiver, which may differ from those disclosed elsewhere in the Prospectus or Statement of Additional Information (SAI). All other sales charge waivers and reductions described elsewhere in the Prospectus or SAI still apply.

Front-end Sales Load Waiver on Class A Shares

∎	Class C shares that have been held for more than seven (7) years will be converted to Class A shares of the same Fund pursuant to Stifel’s policies and procedures.

Supplement	Prospectus	1